Mentor Institutional Trust
U.S. Government Cash Management Portfolio
Fixed-Income Portfolio
Message from the Chairman and President
--------------------------------------------------------------------------------

It is our privilege to send you the Mentor Institutional Trust Annual Report for the U.S. Government Cash Management and Fixed-Income Portfolios, for the year ended October 31, 1997.


Mentor Institutional Trust is part of Mentor Investment Group, a firm that provides diversified investment services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors. Seven different investment styles are available to investors through Mentor, in both mutual funds and separately-invested portfolios.


In the Annual Report that follows the management teams present their perspectives on the markets and their

                            Mentor Investment Group
                                    [GRAPH]

                            Seven Investment Style
  [Listed in order from Lower Risk and Reward down to Higher Risk and Reward]
                      Cash Management
                      Active Fixed Income
                      Balanced Management
                      Tactical Asset Allocation
                      Large-Capitalization Quality Growth
                      Global/International Equity Growth
                      Small/Mid-Capitalization Growth

Mentor Institutional Trust
U.S. Government Cash Management Portfolio
Fixed-Income Portfolio
Message from the Chairman and President (continued)
--------------------------------------------------------------------------------

strategies for investing your assets. Complete performance information for the Fixed-Income Portfolio, relative to the appropriate index, is also included in the reports.


Please review the information carefully. Should you have any questions, please call your consultant, or call us directly, (800) 382-0016. We welcome your comments.


On behalf of all of us at Mentor Investment Group, we thank you for your investment in Mentor Institutional Trust.

Sincerely,


/s/ Daniel J. Ludeman            /s/ Paul F. Costello
---------------------           ---------------------
Daniel J. Ludeman                Paul F. Costello
Chairman and CEO                 President


                         [MENTOR INVESTMENT GROUP LOGO]



                              The Mentor Mission
To provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.



   For more information and a prospectus for Mentor Funds and Mentor Institutional Trust, please call us, (800) 382-0016, or contact your consultant. The prospectuses contain complete information regarding fees, sales charges, and expenses. Please read them carefully before investing or sending money.

U.S. Government Cash Management Portfolio
Managers' Commentary
--------------------------------------------------------------------------------

The year ended October 31, 1997 marked the completion of the U.S. Government Cash Management Portfolio's third full year of operation and first full year as an all-government fund. It was an eventful 12 months for the fund. In addition to its conversion to an all government and agency portfolio, the fund received its designation from Standard & Poor's Corporation as a AAAm-rated fund.


In the money markets the year witnessed the only shift in monetary policy by the Federal Reserve during an otherwise stable period, which is now approaching two years. That shift occurred on March 25, when short rates were raised 0.25% in the Fed's much-publicized "pre-emptive strike" against inflation. For most of the year, however, the economy maintained a remarkable pattern of fair-to-moderate growth with low inflation. Market volatility was considerable, but this tended to be sparked more by the ebb and flow of speculation over the Fed's next move than by the emergence of concrete events.



The Economy and the Market
There is an old saying that "a watched pot never boils." For the better part of two years now, one of the most closely watched "pots" in the world has been the U.S. economy, its activity scrupulously watched by the Fed, Wall Street, and economists - both public and private -for signs overheating, i.e., for signs of inflation.


But for almost two years, the heat has been just about right - hot enough to keep things progressing, yet cool enough to avoid the turbulence of inflation. Economic data have tended to ebb and flow, with each wave sending speculation through the markets over what the Fed was likely to do next. But every time the data seemed to be signaling an increase in the heat, it was soon followed by other data signaling cooling. The overall trendline consistently delineated a path of moderate growth with inflation almost non-existent. Consequently, the "chef"(the Fed) has found it necessary to make only one adjustment over the past 20 months, as noted above.



The Investment Outlook
The year ended with growing uneasiness that the economy's temperature was once again rising. Consumers seemed to be

U.S. Government Cash Management Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

loosening their purse strings and gaining confidence just at a time when labor markets were extremely tight and factories were already running at near-record capacity. But just as this uneasiness began to fuel speculation of a Fed increase, a currency crisis in Hong Kong sparked dramatic volatility in world equity markets. This in turn, prompted a "flight to quality" and unsettled conditions in our money markets.


Hence, the current year is off to an uncertain start, already presenting challenges to the skills of portfolio managers. Throughout the past year our conservative investment philosophy enabled the fund to provide satisfactory current income without compromising our high quality and liquidity standards. We intend to continue this philosophy through the uncertain times ahead, always placing primary emphasis on safety and liquidity.* The objective of the U.S. Government Cash Management Portfolio is to continue to seek current income and preservation of capital.


* While the managers seek to invest the Portfolio in accordance with these high standards, there is no guarantee of investment success. An investment in the Portfolio is neither guaranteed nor insured by the U.S. government and there can be no assurance that it will maintain a stable net asset value of $1.00 per share.

Fixed-Income Portfolio
Managers' Commentary
--------------------------------------------------------------------------------

Market Conditions
During the 12-month period ended October 31, 1997 the yield curve flattened. While yields of three-month and six-month treasury bills were largely unchanged, yields of treasury notes and bonds with maturities of five years and greater were lower by 0.35% to 0.50%. Generally speaking, the greater the maturity of the security, the larger the decrease in its yield. Two- and 10-year treasuries closed the period at 5.61% and 5.83%, respectively, down 0.12% and 0.51% from the beginning of the period. Rates trended lower during the period with the exception of the first quarter of 1997. In the first quarter much stronger than anticipated economic growth prompted the Federal Reserve to increase the federal funds rate (the rate member banks charge each other on inter-bank loans) by 0.25% in late March.


As noted, only once during the 12-month period did the Federal Reserve deem it necessary to alter the level of the short-term fed funds rate, and then only modestly. Otherwise the monetary authorities remained on the sidelines, content to let the economy move unencumbered on a low-inflation and moderate-growth progression. Gross Domestic Product (GDP), the most comprehensive measure of overall domestic economic growth, grew at annualized rates of 4.3%, 4.9%, 3.3%, and 3.3% for the fourth quarter of 1996, the first quarter of 1997, the second quarter of 1997, and the third quarter of 1997, respectively.


Despite continued steady economic growth, inflation at both the wholesale and retail levels has remained consistently benign. In seven of the 12 monthly periods during the fiscal year ended October 31, the Producer Price Index (PPI) actually declined. The CPI-core (Consumer Price Index minus the volatile food and energy components), viewed by many as the most reliable and significant of the inflation measures, only once during the period experienced a monthly increase as much as 0.3%. Given the lack of current measurable inflationary pressure and the Federal Reserve's growing credibility as an inflation-fighting institution, fixed-income buyers have scaled back the inflation premium they have demanded from their fixed-income investments. As a result, despite continued economic growth and the lowest unemployment rate in the past 30 years, rates on fixed-income securities have eased from levels of a year ago.

Fixed-Income Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

Performance
The Mentor Fixed-Income Portfolio returned 8.39% for the 12 months ended October 31, 1997, 0.43% below the return of its Lehman Brothers Government/Corporate Bond Index benchmark.* Virtually all of this underperformance occurred during the month of October. During that month, turmoil in emerging Asian and Latin American markets prompted a flight to quality into U.S. Treasury obligations. Because investors fleeing overseas turbulence were only interested in buying treasury bonds, virtually every other fixed-income security class (corporate bonds, mortgaged-backed securities, etc.) failed to participate fully in the bond market rally. The Lehman Brothers Government/Corporate Bond Index, with an 80% weighting in government-issued securities, performed well during this period. We expect price returns of other fixed-income markets to catch up to treasury issues early in 1998 as investors return to higher-yielding alternatives.


Since the Federal Reserve intervened to raise the federal funds rate in late March, we have maintained a duration within 10% of our benchmark. Our sense has been that despite the continued good inflationary news, an increasingly tight job market will eventually lead to pricing pressures. At no point during the 12-month period ended October 31, 1997 did the unemployment level exceed 5.4%. In fact, during the last half of the period the unemployment rate never surpassed 5.0%. These are levels that as recently as a few years ago were considered below "full employment."


At the period's end the Fixed-Income Portfolio maintained a duration approximately 5% shorter than its Lehman Brothers Government/Corporate Bond Index benchmark. Its primary underweighting relative to its benchmark was in the five-year sector of the curve while it maintained an overweighting in the 30-year sector. During the period we selectively added to the Fixed-Income Portfolio a 7.5% duration position in international fixed-income markets. The majority of this position represents exposure to five-year German interest rates, while the balance is invested in the two-year area of the United Kingdom's fixed-income market. All international exposure has been done on a currency-hedged basis through the use of swap contracts; the Portfolio is not accepting the volatility inherent in unhedged foreign currency exposure. Over time participation in high-quality international bond markets should allow us to enhance

Fixed-Income Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

the risk/return profile of the Fixed-Income Portfolio relative to pure domestic fixed-income alternatives.** The Fixed-Income Portfolio seeks a high level of long-term total return by investing in a diversified portfolio of investment-grade, fixed-income securities. Preservation of capital also remains an important objective.


Market Outlook
The moderate growth, low unemployment, low inflation environment of recent years continues intact. We believe, however, that this combination of economic growth and job creation, if sustained, may eventually lead to inflationary pressures. We are of the opinion that the Fed would likely have tightened in November absent the recent extreme international market volatility.


The outlook going forward is clouded by uncertainty over how much growth in the Pacific Rim will decline, and to what degree this slow-down in Asia will affect the U.S. economy. Given the stock market's recovery from October's declines, we feel that the risks remain weighted toward continued above-trend economic growth and an eventual Fed tightening. This suggests that short rates are currently at risk of rising. The prospects for continued low inflation, however, make us comfortable that long rates, which are more sensitive to inflation than economic growth, will not rise and may even decline if the Fed acts to preserve the current low-inflation environment. The objective of the Fixed-Income Portfolio is to continue to seek high level of long-term total return through investing in a diversified portfolio of investment-grade, fixed-income securities.


  * The Lehman Brothers Government/Corporate Bond Index is commonly used to compare performance of fixed-income portfolios. It includes treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.

** While the managers seek to invest the portfolio in accordance with a proprietary fixed-income investment process, there is no guarantee of investment success. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all dividends.

Fixed-Income Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

                            Performance Comparisons
                                    [GRAPH]

         Fixed-Income Portfolio     Lehman Brothers Gov't/Corporate Bond Index
         ----------------------     ------------------------------------------

12/94           $10,000                         $10,000
1/95             10,196                          10,192
2/95             10,421                          10,428
3/95             10,511                          10,498
4/95             10,625                          10,644
5/95             11,092                          11,090
6/95             11,215                          11,179
7/95             11,131                          11,135
8/95             11,290                          11,278
9/95             11,407                          11,393
10/95            11,593                          11,560
11/95            11,785                          11,751
12/95            11,974                          11,924
1/96             12,046                          11,998
2/96             11,802                          11,743
3/96             11,676                          11,645
4/96             11,575                          11,564
5/96             11,539                          11,545
6/96             11,688                          11,700
7/96             11,716                          11,726
8/96             11,688                          11,698
9/96             11,885                          11,907
10/96            12,158                          12,184
11/96            12,384                          12,408
12/96            12,262                          12,270
1/97             12,271                          12,285
2/97             12,309                          12,311
3/97             12,165                          12,165
4/97             12,350                          12,342
5/97             12,447                          12,458
6/97             12,592                          12,607
7/97             12,947                          12,993
8/97             12,819                          12,847
9/97             12,997                          13,049
10/97            13,178                          13,258


                     Average Annual Returns as of 10/31/97
                          1-Year          Since Inception*
                           8.39%               9.97%


* Reflects operations of Fixed-Income Portfolio from the date of commencement of operations on 12/6/94 through 10/31/97.

The graph compares the investment performance of each Portfolio, from inception, to an appropriate broad-based securities index. The graph reflects the performance of a $10,000 investment from the date of inception through October 31, 1997. Returns do not reflect taxes payable on distributions.


In comparing the performance of a Portfolio to an index, please recognize that market indexes do not take into account brokerage commissions that would be incurred if the individual securities of the index were purchased. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Performance is cited as of October 31, 1997 and includes changes in share price and reinvestment of dividends and capital gains. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.

U.S. Government Cash Management Portfolio
Portfolio of Investments
October 31, 1997
------------------------------------------------------------------------


                                                                                 Principal
                                                       Percent of Net Assets       Amount           Value
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities and Agencies                      49.35%
 Federal Farm Credit Bank,
   5.30%, 11/17/97-11/24/97                                                    $ 16,450,000     $ 16,405,789
 Federal Home Loan Bank,
   5.43%-5.70%, 11/14/97-10/20/98                                                35,000,000       34,962,706
   5.29, 12/10/97 (a)                                                            20,000,000       19,999,218
 Federal Home Loan Mortgage Corporation,
   5.47%, 12/24/97                                                               12,000,000       11,907,010
 Federal National Mortgage Association,
   5.45%, 1/15/98 (a)                                                            15,000,000       14,998,533
   5.47%-5.63%, 1/21/98-8/14/98                                                  15,182,000       15,031,117
 Student Loan Marketing Association,
   5.31%, 2/05/98                                                                15,000,000       14,998,299
-------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies                                                    128,302,672
-------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                        50.86%
 Dean Witter
   Dated 10/31/97, 5.75%, due 11/03/97,
   collateralized by various U.S. Government
   Agency Securities with total original face value
   of $10,739,000, 5.83%- 7.25%, 11/07/97-
   01/15/14, market value $10,090,514                                            10,000,000       10,000,000
 First Boston
   Dated 10/31/97, 5.75%, due 11/03/97,
   collateralized by $30,438,035 Federal Home
   Loan Mortgage Corporation, 7.00%,
   08/01/27, market value $30,599,728                                            30,000,000       30,000,000
 First Boston (b)
   Dated 9/22/97, 5.53%, due 12/22/97,
   collateralized by $25,523,481 Federal Home
   Loan Mortgage Corporation, 7.00%, 8/01/27,
   market value $25,499,548                                                      25,000,000       25,000,000

U.S. Government Cash Management Portfolio
Portfolio of Investments
October 31, 1997
-------------------------------------------------------------------------------

                                                                             Principal
                                                   Percent of Net Assets      Amount            Value
-------------------------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
 Goldman, Sachs & Company
   Dated 10/31/97, 5.74%, due 11/03/97,
   collateralized by $66,139,366 (original face
   value) Federal Home Loan Mortgage
   Corporation, 6.00%-9.50% 1/0/98- 8/01/27,
   market value $47,843,323                                                $47,205,287      $ 47,205,287
 JP Morgan Securities, Inc.
   Dated 10/31/97, 5.75%, due 11/03/97,
   collateralized by $10,312,892 Federal
   National Mortgage Association, 6.50%,
   10/01/12, market value $10,300,001                                       10,000,000        10,000,000
 Lehman Brothers, Inc.
   Dated 10/31/97, 5.75%, due 11/03/97,
   collateralized by $10,261,519 Federal
   National Mortgage Association, 6.50%,
   6/01/00, market value $10,287,173                                        10,000,000        10,000,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                  132,205,287
-------------------------------------------------------------------------------------------------------------
Total Investments (cost $260,507,959)                     100.21%                            260,507,959
-------------------------------------------------------------------------------------------------------------
Other Assets less Liabilities                              (0.21%)                              (557,735)
-------------------------------------------------------------------------------------------------------------
Net Assets                                                100.00%                           $259,950,224
-------------------------------------------------------------------------------------------------------------

(a) Floating Rate Securities-The rates shown are the effective rates at October 31, 1997. Securities shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.
(b) This repurchase agreement is deemed illiquid because it cannot be resold within seven business days from October 31, 1997.


See notes to financial statements.

Fixed-Income Portfolio
Portfolio of Investments
October 31, 1997
------------------------------------------------------------------------


                                                                              Principal
                                                    Percent of Net Assets       Amount       Market Value
-------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                             13.05%
 Advanta Home Equity Loan, 6.15%, 10/25/09                                   $1,091,735     $ 1,080,698
 Advanta Mortgage Loan Trust, Series 1993-3,
   4.75%, 2/25/10, CMO                                                        1,043,367       1,014,278
 AFC Home Equity Loan Trust, 6.60%,
   2/25/27, CMO                                                                 999,970       1,000,854
 AFG Receivables Trust, 6.40%-7.05%,
   9/15/00 -2/15/03                                                           2,477,583       2,476,817
 CS First Boston, Series 1996-2 A6, 7.18%,
   2/25/18                                                                      980,000       1,010,144
 Union Acceptance Corporation Auto Trust,
   Series 1997-A, 6.48%, 5/10/04, CMO                                         1,462,000       1,472,237
-------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost $7,935,996)                                               8,055,028
-------------------------------------------------------------------------------------------------------------
Corporate Bonds                                     31.11%
 Capital One Bank, 7.15%-7.20%, 7/19/99-
   9/15/06, puttable 9/15/99                                                  3,100,000       3,147,705
 Korea Development Bank, 7.13%, 9/17/01                                       4,500,000       4,368,033
 Lehman Brothers Holdings, Inc., 8.5%, 5/01/07                                1,000,000       1,116,262
 Lehman Brothers, Inc., 7.50%, 8/01/26, puttable
   8/01/03                                                                    1,500,000       1,593,771
 Lockheed Martin Corporation, 7.20%, 5/01/36,
   puttable 5/01/08                                                           1,000,000       1,067,465
 Merrill Lynch & Company, Inc., 6.64%,
   9/19/02                                                                      155,000         157,105
 Norwest Corporation, 6.80%, 5/15/02                                            270,000         276,842
 Philips Electronics NV, 7.20%, 6/01/26,
   puttable 6/01/06                                                           2,200,000       2,304,135
 Reliastar Financial Corporation, 6.63%, 9/15/03                              2,250,000       2,255,157
 Salomon, Inc., 7.65%, 6/27/05                                                1,300,000       1,381,272
 Travelers Group, Inc., 8.63%, 2/01/07                                          180,000         205,355
 United Dominion Realty Trust, Inc., 7.07%,
   11/15/06                                                                   1,300,000       1,331,455
-------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $18,789,418)                                                     19,204,557
-------------------------------------------------------------------------------------------------------------

Fixed-Income Portfolio
Portfolio of Investments
October 31, 1997
------------------------------------------------------------------------


                                                                            Principal
                                                 Percent of Net Assets        Amount      Market Value
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities and Agencies           29.92%
 Federal Home Loan Mortgage Corporation,
   6.50%, Series 1422, 2/15/07-REMIC, CMO                                  $1,599,392     $ 1,597,410
   6.50%, Series 1647 B, 11/15/08-REMIC,
   CMO                                                                      1,369,906       1,365,512
 Government National Mortgage Association,
   5.50%-7.13%, 4/20/22-5/20/27, ARM                                        6,008,052       6,148,262
   6.50%, 5/15/09                                                              39,950          40,240
 U.S. Treasury Bonds, 7.13%-7.50%,
   2/15/23-11/15/24                                                         7,390,000       8,448,644
 U.S. Treasury Note, 6.00%, 2/15/26                                           900,000         874,278
-------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
 (cost $17,391,992)                                                                        18,474,346
-------------------------------------------------------------------------------------------------------------
Residual Interests (a)                             7.00%
 Capital Mortgage Funding I, Inc., 1997-13,
   11/20/22                                                                    38,219         691,545
 Capital Mortgage Funding I, Inc., 1997-20,
   1/20/23                                                                     23,944         777,674
 General Mortgage Securities II, Inc., 1997-5,
   7/20/23                                                                     33,388       1,007,175
 National Mortgage Funding I, Inc., 1997-4,
   5/20/23                                                                     81,645         955,928
 National Mortgage Funding I, Inc., 1997-5,
   8/01/25                                                                     85,000         891,009
-------------------------------------------------------------------------------------------------------------
Total Residual Interests (cost $4,371,031)                                                  4,323,331
-------------------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $48,488,437)                                             50,057,262
-------------------------------------------------------------------------------------------------------------

Fixed-Income Portfolio
Portfolio of Investments
October 31, 1997
------------------------------------------------------------------------


                                                                             Principal
                                                  Percent of Net Assets        Amount      Market Value
-------------------------------------------------------------------------------------------------------------
Short-Term Investments                              24.04%
 Repurchase Agreement                                               9.46%
 Goldman Sachs & Company
   Dated 10/31/97, 5.72%, due 11/03/97,
   collateralized by $5,939,204 Federal
   Mortgage Home Loan Corporation, 7.00%,
   7/01/27, market value $5,967,045                                         $5,841,939     $ 5,841,939
-------------------------------------------------------------------------------------------------------------
 Variable Rate Demand Notes                                        14.58%
 Carolina Medi-Plan, Inc., 5.61%, 6/01/22                                    7,000,000       7,000,000
 Hilander Finance, LLC, 5.70%, 12/01/25                                      2,000,000       2,000,000
-------------------------------------------------------------------------------------------------------------
                                                                                             9,000,000
-------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost $14,841,939)                                             14,841,939
-------------------------------------------------------------------------------------------------------------
Total Investments (cost $63,330,376)               105.12%                                  64,899,201
-------------------------------------------------------------------------------------------------------------
Other Assets less Liabilities                       (5.12%)                                 (3,161,217)
-------------------------------------------------------------------------------------------------------------
Net Assets                                         100.00%                                 $61,737,984
-------------------------------------------------------------------------------------------------------------

ARM-Adjustable Rate Mortgage
CMO-Collateralized Mortgage Obligation
REMIC-Real Estate Mortgage Investment Conduit
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


See notes to financial statements.

Mentor Institutional Trust
Statements of Assets and Liabilities
October 31, 1997
------------------------------------------------------------------------


                                                                U.S. Government
                                                                Cash Management     Fixed-Income
                                                                   Portfolio         Portfolio
-------------------------------------------------------------------------------------------------
Assets
 Investments, at market value* (Note 2)
   Investment securities                                        $ 128,302,672      $ 59,057,262
   Repurchase agreements                                          132,205,287         5,841,939
-------------------------------------------------------------------------------------------------
    Total investments                                             260,507,959        64,899,201
-------------------------------------------------------------------------------------------------
 Cash                                                                   8,137             1,864
 Collateral for securities loaned (Note 2)                                  -         3,471,500
 Receivables
   Interest                                                           742,061         1,018,618
   Fund shares sold                                                         -           695,500
 Deferred expenses (Note 2)                                            13,653            13,491
-------------------------------------------------------------------------------------------------
   Total assets                                                   261,271,810        70,100,174
-------------------------------------------------------------------------------------------------
Liabilities
Payables
   Investments purchased                                                    -         4,449,529
   Securities loaned (Note 2)                                               -         3,471,500
   Fund shares redeemed                                                     -           267,051
   Dividends                                                        1,303,764                 -
   Unrealized depreciation on interest rate swaps (Note 2)                  -            69,816
 Accrued expenses and other liabilities                                17,822           104,294
-------------------------------------------------------------------------------------------------
   Total liabilities                                                1,321,586         8,362,190
-------------------------------------------------------------------------------------------------
Net Assets                                                      $ 259,950,224      $ 61,737,984
-------------------------------------------------------------------------------------------------
Net Assets represented by:
Additional paid-in capital                                      $ 259,950,224      $ 59,710,572
 Accumulated net investment income                                          -           323,713
 Accumulated net realized gain on investment transactions                   -           204,690
 Net unrealized appreciation on investments                                 -         1,499,009
-------------------------------------------------------------------------------------------------
Net Assets                                                      $ 259,950,224      $ 61,737,984
-------------------------------------------------------------------------------------------------
Shares Outstanding                                                259,950,224         4,708,319
-------------------------------------------------------------------------------------------------
Net Asset Value per Share                                       $        1.00      $      13.11
-------------------------------------------------------------------------------------------------

* Investments at cost are $260,507,959 and $63,330,376, respectively.


See notes to financial statements.

Mentor Institutional Trust
Statements of Operations
Year Ended October 31, 1997
------------------------------------------------------------------------


                                                           U.S. Government
                                                           Cash Management     Fixed-Income
                                                              Portfolio         Portfolio
-------------------------------------------------------------------------------------------------
Investment income
 Interest** (Note 2)                                         $14,137,465      $ 3,496,074
-------------------------------------------------------------------------------------------------
Expenses
 Custodian fees                                                   66,283           23,886
 Transfer agent fees                                              49,636           10,574
 Registration expenses                                            38,027           23,412
 Shareholder reports and postage expenses                         17,749            3,980
 Legal fees                                                       13,985            3,155
 Organizational expenses (Note 2)                                  6,857            6,779
 Audit fees                                                        6,444            1,454
 Directors' fees and expenses                                        777              175
 Miscellaneous                                                    20,686            4,062
-------------------------------------------------------------------------------------------------
   Total expenses                                                220,444           77,477
-------------------------------------------------------------------------------------------------
Deduct
 Reimbursement of expenses by management
   company (Note 4)                                               66,203           24,294
-------------------------------------------------------------------------------------------------
Net expenses                                                     154,241           53,183
-------------------------------------------------------------------------------------------------
Net investment income                                         13,983,224        3,442,891
-------------------------------------------------------------------------------------------------
Realized and unrealized gain on investments
 Net realized gain on investments                                    418          299,467
 Change in unrealized appreciation of investments and
   interest-rate swaps                                                 -          715,440
-------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                     418        1,014,907
-------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations        $13,983,642      $ 4,457,798
-------------------------------------------------------------------------------------------------

** Net of interest expense on interest-rate swap of $91,755 for the Fixed-Income Porfolio.


See notes to financial statements.

Mentor Institutional Trust
Statements of Changes in Net Assets
------------------------------------------------------------------------



                                                U.S. Government
                                           Cash Management Portfolio             Fixed-Income Portfolio
-----------------------------------------------------------------------------------------------------------
                                            Year               Year              Year              Year
                                           Ended              Ended              Ended            Ended
                                          10/31/97           10/31/96          10/31/97          10/31/96
-----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Operations
 Net investment income                $  13,983,224      $    5,047,095      $  3,442,891     $ 2,270,255
 Net realized gain (loss) on
   investments                                  418               3,914           299,467         (37,346)
 Change in unrealized
   appreciation (depreciation)
    of investments and
     interest-rate swaps                          -                   -           715,440        (263,824)
-----------------------------------------------------------------------------------------------------------
 Increase in net assets resulting
   from operations                       13,983,642           5,051,009         4,457,798       1,969,085
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
 Net investment income                  (13,983,224)         (5,047,095)       (3,342,801)     (2,177,204)
 Net realized gain on
   investments                                 (418)             (3,914)                -      (1,453,358)
-----------------------------------------------------------------------------------------------------------
 Net decrease from
   distributions                        (13,983,642)         (5,051,009)       (3,342,801)     (3,630,562)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions
 (Note 8)
 Net proceeds from sale of
   shares                               435,146,664         169,019,163        16,476,287      22,115,938
 Reinvested distributions                12,969,017           4,642,653         3,312,978       3,624,390
 Cost of shares redeemed               (276,138,685)       (155,685,567)       (9,128,026)     (8,170,562)
-----------------------------------------------------------------------------------------------------------
 Change in net assets resulting
   from capital share
    transactions                        171,976,996          17,976,249        10,661,239      17,569,766
-----------------------------------------------------------------------------------------------------------
Increase in net assets                  171,976,996          17,976,249        11,776,236      15,908,289
Net Assets
 Beginning of year                       87,973,228          69,996,979        49,961,748      34,053,459
-----------------------------------------------------------------------------------------------------------
 End of year (including
   undistributed net investment
   income of $323,713 and
   $172,944, respectively for
   Fixed-Income Portfolio)            $ 259,950,224      $   87,973,228      $ 61,737,984     $49,961,748
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

Mentor Institutional Trust
Financial Highlights
----------------------------------------------------------------------------

                                                                             U.S. Government
                                                                        Cash Management Portfolio
                                                             ------------------------------------------------
                                                                 Year            Year            Period
                                                                 Ended          Ended             Ended
                                                               10/31/97        10/31/96        10/31/95(b)
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                          $    1.00       $   1.00       $      1.00
Income from investment operations
 Net investment income                                             0.05           0.05              0.05
 Net realized and unrealized gain (loss) on investments              -*              -*                -
-----------------------------------------------------------------------------------------------------------
 Total from investment operations                                  0.05           0.05              0.05
Less distributions
 Dividends from income                                            (0.05)         (0.05)            (0.05)
 Distributions from capital gains                                    -*              -*                -
-----------------------------------------------------------------------------------------------------------
 Total distributions                                              (0.05)         (0.05)            (0.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    1.00       $   1.00       $      1.00
-----------------------------------------------------------------------------------------------------------
Total Return                                                       5.56%          5.60%             5.06%
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $ 259,950       $ 87,973       $    69,997
Ratio of expenses to average net assets                            0.06%          0.04%             0.04%(a)
Ratio of expenses to average net assets excluding waiver           0.09%          0.12%             0.18%(a)
Ratio of net investment income to average net assets               5.45%          5.54%             5.56%(a)
-----------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.
     *  Reflects net realized gain (loss) which was under $0.005 per share.


See notes to financial statements.

Mentor Institutional Trust
Financial Highlights
------------------------------------------------------------------------


                                                                            Fixed-Income Portfolio
                                                             ----------------------------------------------------
                                                                Year           Year               Period
                                                                Ended         Ended                Ended
                                                              10/31/97       10/31/96           10/31/95(c)
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                         $  12.89       $   13.71        $      12.50
Income from investment operations
 Net investment income                                           0.83            0.77                0.81
 Net realized and unrealized gain (loss) on investments          0.21           (0.16)               1.14
-----------------------------------------------------------------------------------------------------------
 Total from investment operations                                1.04            0.61                1.95
Less distributions
 Dividends from income                                          (0.82)          (0.77)              (0.74)
 Distributions from capital gains                                   -           (0.66)                  -
-----------------------------------------------------------------------------------------------------------
 Total distributions                                            (0.82)          (1.43)              (0.74)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.11       $   12.89        $      13.71
-----------------------------------------------------------------------------------------------------------
Total Return                                                     8.39%           4.87%              15.90%
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $ 61,738       $  49,962        $     34,053
Ratio of expenses to average net assets                          0.10%           0.05%               0.05%(a)
Ratio of expenses to average net assets excluding waiver         0.15%           0.17%               0.22%(a)
Ratio of net investment income to average net assets             6.52%           6.22%               6.75%(a)
Portfolio turnover rate                                           194%            226%                302%
-----------------------------------------------------------------------------------------------------------

(a) Annualized.
(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.


See notes to financial statements.

Mentor Institutional Trust
Notes to Financial Statements
October 31, 1997
------------------------------------------------------------------------

Note 1: Organization
Mentor Institutional Trust ("Trust") was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of four separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at October 31, 1997:

       Mentor U.S. Government
           Cash Management Portfolio
           ("Cash Management Portfolio")
       Mentor Fixed-Income Portfolio ("Fixed-Income Portfolio")
       Mentor Perpetual International
           Portfolio
           ("International Portfolio")
       SNAP Fund


The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include the International Portfolio and the SNAP Fund.

Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.


(a) Valuation of Securities


Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value as permitted by Rule 2a-7 of the Investment Company Act of 1940. In the event that a deviation of 1|M/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

promptly consider what action should be initiated. Net asset value per share is determined each business day for the Cash Management Portfolio and is calculated by dividing net asset value by the number of shares outstanding at the end of each business day.


U.S. Government obligations held by the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.



(b) Repurchase Agreements


It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

receive less than the repurchase price on the sale of collateral securities.


(c) Portfolio Securities Loaned


The Fixed-Income Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolio may receive fees for participating in lending securities transactions. During the period that a security is out on loan, the Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At October 31, 1997, the Fixed-Income Portfolio had loaned securities to brokers which were collateralized by cash. Income from securities lending activities amounted to $444 for the year ended October 31, 1997. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At October 31, 1997, the market value of the securities on loan and the related cash collateral for the Fixed-Income Portfolio were $3,335,509, and $3,471,500, respectively.


(d) Security Transactions and Interest Income


Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.


(e) Expenses


Expenses arising in connection with a Portfolio are allocated to that Portfolio.

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.


(f) Federal Taxes


No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within an allowable time limit substantially all taxable income and realized capital gains.


(g) When-Issued and Delayed Delivery Transactions


Fixed-Income Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engages in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage. The Portfolio will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolio will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


(h) Deferred Expenses


Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(i) Distributions


Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferral of wash sales and investment in residual interests.

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

(j) Interest-Rate Swap


An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of October 31, 1997, Fixed-Income Portfolio had entered into the following interest rate swap agreements. In each agreement, the Portfolio has exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi annual basis. During the year ended October 31, 1997, no cash payments were received in connection with the interest-rate swap agreements, however, the net interest receivable accrued at the end of the year for the Fixed-Income Portfolio was $17,387.



                                                                Rate
                                                Rate Paid     Received
                     Swap                        by the        by the        Floating                      Net
                    Counter        Notional     Portfolio     Portfolio        Rate       Termination   Unrealized
  Portfolio          Party        Principal    at 10/31/97   at 10/31/97      Index          Date         Loss
-------------- ----------------- ------------ ------------- ------------- -------------- ------------- -----------
Fixed-Income    Lehman Brothers   $4,055,620      3.21%         4.77%     6-Month           7/16/02    $(66,086)
                                                                          German LIBOR
                Lehman Brothers    5,000,000      7.43%         7.25%     3-Month           10/3/99      (3,730)
                                                                                                       ---------
                                                                          British LIBOR                $(69,816)
                                                                                                       =========

(k) Reclassification of Capital Accounts


Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.


Note 3: Dividends
Dividends are declared daily and paid monthly by the Cash Management

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

Portfolio. Dividends are declared and paid quarterly by the Fixed-Income Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.

Note 4: Investment Management and Administration Agreements
The Cash Management Portfolio and Fixed-Income Portfolio have entered into an Investment Management Agreement with Mentor Investment Advisors, LLC ("Mentor Advisors") to provide investment advisory services to each of the Portfolios. Mentor Advisors receives no compensation for its services. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is a partially owned subsidiary of Wheat First Butcher Singer, Inc., ("Wheat") and EVEREN Capital Corporation.

In order to limit the annual operating expenses of the Portfolios, Mentor Advisors may bear certain expenses incurred in connection with the operation of the Portfolios. For the year ended October 31, 1997, Mentor Advisors bore expenses of $66,203, and $24,294 respectively, for the Cash Management Portfolio and Fixed-Income Portfolio.

Mentor provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services.

Acquisition of Advisor
On August 20, 1997, Wheat entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of September 30, 1997, had assets of $144 billion. Upon consummation of the Merger (expected to occur as early as December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Advisors.

At a meeting held on October 14, 1997, the Trustees of Mentor Institutional Trust approved new Investment Advisory, and Administration Agreements which will replace the existing agreements. Each of the existing agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors for purposes of the Investment Company Act

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

of 1940, as amended ("1940 Act"). The shareholders of each Portfolio at a meeting to be held on December 22, 1997, will vote to approve the new Investment Advisory Agreements with Mentor Advisors. Each new agreement is substantially identical to the existing agreements it replaces, other than its effective and termination date.

Note 5: Investment Transactions
Purchases and sales of investments (excluding short-term investments), for the year ended October 31, 1997, were as follows:




    Portfolio         Purchases        Sales
-----------------   -------------   ------------
Cash Management               -               -
Fixed-Income        $93,838,959     $89,499,556
---------------     ------------    ------------


Note 6: Unrealized Appreciation and Depreciation of Investments
The cost of investments for federal income tax purposes amounted to $260,507,959 for the Cash Management Portfolio and $63,389,862 for the Fixed-Income Portfolio at October 31, 1997. Gross unrealized appreciation and depreciation of investments at October 31, 1997 were as follows:



                        Gross            Gross
                      Unrealized       Unrealized      Net Unrealized
    Portfolio        Appreciation     Depreciation     Appreciation
-----------------   --------------   --------------   ---------------
Cash Management               -               -                  -
Fixed-Income         $1,598,312         $88,973         $1,509,339
---------------      -----------        --------        -----------

Mentor Institutional Trust
Notes to Financial Statements
(continued)
------------------------------------------------------------------------

Note 7: Capital Share Transactions
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:




                                                                    U.S. Government
                                                               Cash Management Portfolio
                                                            Year Ended          Year Ended
                                                             10/31/97            10/31/96
                                                         -----------------   -----------------
Shares sold                                                 435,146,664         169,019,163
Shares issued upon reinvestment of distributions             12,969,017           4,642,653
Shares redeemed                                            (276,138,685)       (155,685,567)
                                                          -------------       -------------
Change in net assets from capital share transactions        171,976,996          17,976,249
                                                          =============       =============


                                                            Fixed-Income Portfolio
                                                          Year Ended      Year Ended
                                                           10/31/97        10/31/96
                                                         -------------   ------------
Shares sold                                                1,278,210      1,725,003
Shares issued upon reinvestment of distributions             259,140        282,124
Shares redeemed                                             (703,906)      (616,390)
                                                         -----------     -----------
Change in net assets from capital share transactions         833,444      1,390,737
                                                         ===========     ===========

Mentor Institutional Trust
Independent Auditors' Report
--------------------------------------------------------------------------------

The Trustees and Shareholders
Mentor Institutional Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the U.S. Government Cash Management Portfolio and Fixed-Income Portfolio, portfolios of Mentor Institutional Trust as of October 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for U.S. Government Cash Management Portfolio for each of the years in the two-year period ended October 31, 1997 and for the period from December 5, 1994 (commencement of operations) to October 31, 1995 and for Fixed-Income Portfolio for each of the years in the two-year period ended October 31, 1997 and for the period from December 6, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Cash Management Portfolio and Fixed-Income Portfolio, portfolios of Mentor Institutional Trust, as of October 31, 1997 and the results of their operations, the changes in their net assets and their financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                                              /S/ KPMG PEAT MARWICK LLP



Boston, Massachusetts
December 12, 1997

Trustees

Daniel J. Ludeman, Trustee & Chairman
      Chairman and Chief Executive Officer
      Mentor Investment Group, LLC


Arnold H. Dreyfuss, Trustee
      Former Chairman and Chief Executive Officer
      Hamilton Beach/Proctor-Silex, Inc.


Thomas F. Keller, Trustee
      Former Dean, Fuqua School of Business
      Duke University


Louis W. Moelchert, Jr., Trustee
      Vice President for Business & Finance
      University of Richmond


Stanley F. Pauley, Jr., Trustee
      Chairman and Chief Executive Officer
      Carpenter Company


Troy A. Peery, Jr., Trustee
      President
      Heilig-Meyers Company



Officers

Paul F. Costello, President
      Managing Director
      Mentor Investment Group, LLC


Terry L. Perkins, Treasurer
      Senior Vice President
      Mentor Investment Group, LLC


John M. Ivan, Secretary
      Managing Director/Assistant General Counsel
      Wheat First Butcher Singer, Inc.


Michael A. Wade, Assistant Treasurer
      Vice President
      Mentor Investment Group, LLC

                           Mentor Institutional Trust



                             U.S. Government Cash
                              Management Portfolio


                             Fixed-Income Portfolio



                          ---------------------------
                                 ANNUAL REPORT
                          ---------------------------
                                October 31, 1997








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